Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the IAC Inc. Retirement Savings Plan (the "Plan") provides only general information. Participants should refer to the Summary Plan Description for a more complete description of the Plan’s provisions.
General
The Plan is a defined contribution plan covering substantially all U.S. employees of People Incorporated (formerly IAC Inc., which is referred to herein as "People Incorporated" or the "Company") and its subsidiaries. On June 4, 2026, IAC Inc. announced that it changed its name to People Incorporated. This change did not impact the provisions of the Plan, and no amendments to the Plan had been adopted as of the financial statement date to reflect this name change. The Plan continues to operate under the existing Plan documents, which refer to IAC Inc. as the Plan sponsor, pending formal amendment. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Contributions
Participants can make pre-tax contributions, after-tax contributions and/or Roth 401(k) contributions (including irrevocable In-Plan Roth rollovers) up to 50% of their eligible compensation (as defined in the Plan document) through payroll deductions. Participant contributions are subject to annual limitations established by the Internal Revenue Service ("IRS"). For 2025, the IRS limited the annual pre-tax and Roth 401(k) contributions, additional pre-tax and Roth 401(k) catch-up contributions and voluntary after-tax contributions for participants to:

Retirement Plan Limits
Pre-tax and Roth 401(k) contributions	$23,500
Catch-up contributions for participants aged 50 - 59 years of age and 64 years of age and above	$7,500
Catch-up contributions for participants aged 60 - 63 years of age	$11,250
Annual contributions, the sum of employer and participant contributions, including voluntary after-tax contributions	$70,000
Other IRS limits exist for certain highly compensated Plan participants. The Plan permits rollover contributions, including Roth rollovers, from other qualified plans; however, rollover contributions are not eligible for Company matching contribution. Participants can direct their contributions to any of the Plan’s investment options and may generally change their investment options daily. Employees who are 18 years of age or older are eligible to participate upon commencement of service (as defined in the Plan document).
All newly hired (and rehired) employees are automatically enrolled in the Plan, with pre-tax contributions of 6% of their eligible compensation (as defined in the Plan document) through payroll deductions commencing approximately 90 days from the date of their first pay period. Such deductions are automatically directed into the T. Rowe Price Retirement Active B Fund based on the Plan participant's expected year of retirement. Plan participants who have: (i) elected to contribute 0% of their eligible compensation, will have their contributions automatically increased annually to pre-tax contributions of 6% of their eligible compensation and (ii) elected to contribute less than 10% of their eligible compensation will have their contributions automatically increased annually at a rate of 1% (up to a maximum of 10%), with annual increases being effected in the same manner as the Plan participants’ current contribution election (i.e., pre-tax contributions, Roth 401(k) contributions and post-tax contributions). New and existing employees are notified of their automatic enrollment and/or automatic changes to their contributions percentage in advance and may elect not to participate in the Plan, change their default investment option and/or change their default contribution percentage.
Depending upon the People Incorporated subsidiary for which a given participant provides services, the Company either matches 100% of the first 5% or 10% of eligible compensation or 50% of the first 6% of eligible compensation (subject to IRS limits on Company matching contributions) that a participant contributes in each payroll period to the Plan. In addition, the Plan generally limits Company matching contributions to a maximum of $10,000 per participant on an annual basis. The Company may also make discretionary contributions of funds annually, which (if applicable) would be determined by the Company’s Board of Directors (or a committee thereof).
Company matching contributions and discretionary contributions (if any) are directed to Plan investment options based upon the respective participant’s investment election(s).
Participant Accounts and Allocations
Each participant account is credited with participant contributions, Company matching contributions and Company discretionary contributions (if any), as well as an allocation of Plan earnings (losses). Plan earnings (losses) are allocated by fund based on the ratio of a relevant participant's investment in a particular fund to all participants' investment in that same fund. Fees charged for participant loans and distributions are allocated directly to the relevant participant’s account. The Plan benefit to which each participant is entitled is the vested portion of each relevant participant’s account.
Vesting
Participant contributions are fully vested at the time of contribution. Company matching contributions (plus earnings thereon) vest after two years of credited service. In the event plans are merged into the Plan, Company matching contributions may vest over different periods based upon the terms of the merged plans. In these cases, participants would refer to the applicable Plan amendments for a complete description of applicable vesting provisions.
Forfeitures
Company matching contributions that do not vest are forfeited. Forfeitures are first made available to reinstate previously forfeited account balances of qualifying participants who have left the Company and have subsequently returned, in accordance with applicable law. Remaining amounts (if any) are used to reduce prospective Company matching contributions and discretionary contributions, as well as to pay Plan expenses.
As of December 31, 2022, Dotdash Meredith Inc. (rebranded People Inc.), a subsidiary of the Company, froze and terminated its domestic funded pension plan and in 2024, this plan’s remaining assets of $16.0 million were transferred to a suspense account within the Plan. In accordance with IRS requirements, the assets in this suspense account were allocated to active People Inc. participants in the Plan. During 2024, People Inc. made its first asset allocation under the IRS requirements, in the amount of $2.3 million, and allocated the remaining funds of $13.9 million, including investment income, in 2025.
Cumulative forfeited non-vested accounts totaled approximately $0.5 million and $1.8 million at December 31, 2025 and 2024, respectively. The amount of forfeitures used to reduce Company matching contributions for the year ended December 31, 2025 totaled approximately $15.2 million and relates primarily to People Inc.’s terminated domestic funded pension plan assets described above.
Notes Receivable from Participants
Participants may borrow from their Plan accounts in an amount equal to at least $1,000 and up to a maximum amount equal to the lesser of $50,000 or 50% of their vested account balance. Except for loans used to purchase a primary residence, which can have terms of up to 15 years, loan terms are limited to a maximum of five years. Any loans that have been transferred into the Plan from a previous plan are subject to the terms of the initial loan. Loans are secured by the balance in the relevant participant’s account and bear interest at a rate commensurate with prevailing commercial rates at the time of the loan as determined by the recordkeeper. Principal and interest are paid ratably through regular payroll deductions. Upon a termination of employment, any outstanding loans are due and payable within 90 days following the termination date. At both December 31, 2025 and 2024, interest rates on outstanding loans ranged from 4.25% to 9.50%, with maturity dates through October 29, 2040 and July 31, 2039 at December 31, 2025 and 2024, respectively.
Payment of Benefits
Upon a termination of employment, death, disability, financial hardship or the attainment of age 59 1/2, vested participant accounts generally become distributable in the form of a lump sum payment or substantially equal installments of cash as previously elected by the relevant participant in accordance with applicable law and the Plan. Participant vested account balances of more than $7,000 may be left in the Plan as previously elected by the relevant participant in accordance with applicable law and the Plan; provided, however, that related distributions may not be deferred past April 1 of the calendar year following the year in which the participant attains age 72. Vested participant account balances of less than $7,000 but more than $1,000 will be automatically rolled over into an individual retirement account unless the relevant participant elects otherwise. Vested participant account balances of $1,000 or less will be automatically distributed in a lump sum. When participants reach the age of 59 1/2, they may elect to withdraw some or all of their vested account balance while still employed. In some cases, pre-tax contributions may be withdrawn earlier, subject to certain hardship withdrawal provisions set forth in the Plan. Participants who have made after-tax contributions may elect to withdraw some or all of their vested account balance with no limit on the number of withdrawals of this type.
Plan Termination
Although the Company has expressed no intent to terminate the Plan, if the Plan was terminated by the Company, all employer contributions (including earnings thereon) credited to participant accounts would become 100% vested and the net assets would be distributed to participants.
Administrative Expenses
All administrative expenses of the Plan are borne by the Plan, unless the Company elects to pay such expenses.